UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23226)

Listed Funds Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Greg C. Bakken, President

Listed Funds Trust

c/o U.S. Bancorp Fund Services, LLC

777 East Wisconsin Avenue, 6th Floor

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-3097

Registrant's telephone number, including area code

Date of fiscal year end: April 30

Date of reporting period: April 30, 2024

Item 1. Reports to Stockholders.

(a)

Core Alternative ETF

ANNUAL REPORT

April 30, 2024

Core Alternative ETF

Table of Contents

Shareholder Letter (Unaudited)	2
Shareholder Expense Example (Unaudited)	3
Performance Overview (Unaudited)	4
Schedule of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	19
Board of Trustees and Officers (Unaudited)	20
Supplemental Information (Unaudited)	22
Review of Liquidity Risk Management Program (Unaudited)	23
Privacy Policy (Unaudited)	24

Core Alternative ETF

Shareholder Letter

April 30, 2024 (Unaudited)

Dear Shareholders,

The Core Alternative ETF (“CCOR”) launched on May 23, 2017 at $25.00 per share. For the quarter ended April 30, 2024, CCOR returned -3.38% (NAV). For one-year ended April 30, 2024, CCOR posted a return of -9.42% (NAV). Since inception, the fund has posted a cumulative total return of 14.63% (NAV), and an average annualized return of 1.99% (NAV).

We believe that the S&P 500 serves as a suitable benchmark for CCOR. CCOR offers exposure to diversified U.S. equities, with the use of options meant to help control volatility. The table below shows the Fund (NAV) vs the S&P 500 Index (a) since inception of CCOR through April 30, 2024, (b) for 12-months ending April 30, 2024, and (c) for the quarter ended April 30, 2024.

Total Returns including Dividends & Income	vs Benchmark
Fund Inception 5/23/2017	CCOR (NAV)	S&P 500 Index
Annualized Return Since Inception	1.99%	13.25%
Cumulative Return Since Inception	14.63%	137.01%
12 months ended 4/30/2024	-9.42%	22.66%
3 months ended 4/30/2024	-3.38%	4.29%

Over the last year we estimate that the stock exposure in CCOR contributed approximately 7.01%. Additionally, we estimate that the options strategies detracted about -21.06% from overall performance over the last year, with the vast majority of that coming in the first three months of each 2023 and 2024. The strategy favors an equal-weight, value factor oriented investment strategy, which collectively experienced the worst underperformance compared to the S&P 500 Index since the dot-com era. During the 3 months ended April 30, we estimate that the options detracted -5.32% from fund performance, while the stock holdings gained 2.13%.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 800-617-0004 (ETF INFO). The Fund’s gross expense ratio is 1.07%.

Investing involves risk; Principal loss is possible. CCOR is actively managed using proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that the Fund will achieve its investment objective. This could result in the Fund’s underperformance compared to other funds with similar investment objectives. ETFs are subject to commission costs each time a “buy” or “sell” is executed. Depending on the amount of trading activity, the low costs of ETFs may be outweighed by commissions and related trading costs. Shares are bought and sold at market price (closing price) not net asset value (NAV) are not individually redeemed from the Fund. Market price returns are based on the midpoint of the bid/ask spread at 4:00 pm Eastern Time (when NAV is normally determined), and do not represent the return you would receive if you traded at other times. Buying and selling shares will result in brokerage commissions. Brokerage commissions will reduce returns. There is no guarantee that the Fund will achieve its investment goal.

The S&P 500® is widely regarded as the best single gauge of large-cap U.S. equities and serves as the foundation for a wide range of investment products. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

Core Alternative ETF

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The examples are based on an investment of $1,000 invested at the beginning of the period and held throughout the entire period (November 1, 2023 to April 30, 2024).

ACTUAL EXPENSES

The first line under the Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/23	Ending Account Value 4/30/24	Annualized Expense Ratios	Expenses Paid During the Period(1)
Core Alternative ETF
Actual	$1,000.00	$954.70	1.29%	$6.27
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	1.29%	$6.47

(1)	Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 182/366 (to reflect the six-month period).

Core Alternative ETF

Performance Overview

April 30, 2024 (Unaudited)

Hypothetical Growth of $10,000 Investment
(Since Commencement through 04/30/2024)

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund. Assumes reinvestment of dividends and capital gains but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance.

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED APRIL 30, 2024
Total Returns	One Year Return	Three Year Return	Five Year Return	Since Commencement[1]
Core Alternative ETF—NAV	-9.42%	-2.59%	0.70%	1.99%
Core Alternative ETF—Market	-9.74%	-2.76%	0.68%	1.96%
S&P 500 Index	22.66%	8.06%	13.19%	13.25%

[1]	The Fund commenced operations on May 23, 2017.

The Fund is the successor to the investment performance of the Cambria Core Equity ETF (the “Predecessor Fund”) as a result of the reorganization of the Predecessor Fund into the Fund before the start of business on December 18, 2019. Accordingly, the performance information shown in the chart and table above for the periods prior to before the start of business on December 18, 2019, is that of the Predecessor Fund’s shares for the Fund. The Predecessor Fund was managed by the same portfolio managers as the Fund and had substantially the same investment objectives, policies, and strategies as the Fund.

The performance data quoted represents past performance. Past performance does not guarantee future results. Current performance may be lower or higher than the performance data quoted. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. For the most recent month-end performance, please call (800) 617-0004. You cannot invest directly in an index. Shares are bought and sold at market price (closing price), not net asset value (NAV), and are not individually redeemed from the Fund. Market performance is determined using the bid/ask midpoint at 4:00pm Eastern time when the NAV is typically calculated. Brokerage commissions will reduce returns. Returns shown include the reinvestment of all dividends and distribution. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Core Alternative ETF

Schedule of Investments

April 30, 2024

Description	Shares	Value
COMMON STOCKS — 94.8%
Basic Materials — 3.4%
Air Products & Chemicals, Inc.	14,416	$3,407,077
Mosaic Co.	78,038	2,449,613
		5,856,690
Communications — 7.6%
Alphabet, Inc. - Class A - Class A(a)	31,722	5,163,707
Cisco Systems, Inc.	84,504	3,969,998
FactSet Research Systems, Inc.	9,113	3,799,119
		12,932,824
Consumer, Cyclical — 11.7%
Dollar General Corp.	15,683	2,182,917
Genuine Parts Co.	29,018	4,561,920
McDonald’s Corp.	16,136	4,405,773
Starbucks Corp.	44,235	3,914,355
Walmart, Inc.	84,363	5,006,944
		20,071,909
Consumer, Non—cyclical — 21.4%
Amgen, Inc.	15,443	4,230,455
CVS Health Corp.	39,020	2,642,044
Diageo PLC (b)	26,653	3,682,379
Eli Lilly & Co.	5,006	3,910,187
Johnson & Johnson	29,999	4,337,555
Merck & Co., Inc.	35,469	4,583,304
PepsiCo, Inc.	23,945	4,212,165
Procter & Gamble Co.	27,375	4,467,600
UnitedHealth Group, Inc.	9,165	4,433,111
		36,498,800

Energy — 5.5%
Chevron Corp.	28,034	4,521,043
Exxon Mobil Corp.	41,614	4,921,688
		9,442,731
Financial — 12.3%
Aflac, Inc.	56,554	4,730,742
Chubb Ltd.(b)	16,906	4,203,508
CME Group, Inc.	13,420	2,813,369
JPMorgan Chase & Co.	24,224	4,644,710
Morgan Stanley	50,702	4,605,769
		20,998,098
Industrial — 10.3%
Emerson Electric Co.	40,967	4,415,423
Lockheed Martin Corp.	9,141	4,249,925
Norfolk Southern Corp.	18,253	4,204,031
Waste Management, Inc.	22,804	4,743,688
		17,613,067
Technology — 18.1%
Accenture PLC - Class A (b)	12,005	3,612,425
Advanced Micro Devices, Inc.(a)	16,268	2,576,526
Apple, Inc.	22,765	3,877,562
Broadridge Financial Solutions, Inc.	20,166	3,900,306
Fiserv, Inc.(a)	30,975	4,728,953
Microsoft Corp.	11,700	4,555,161
NXP Semiconductors NV (b)	13,697	3,509,034
Paychex, Inc.	35,007	4,159,182
		30,919,149
Utilities — 4.5%
NextEra Energy, Inc.	49,426	3,310,059
Southern Co.	59,001	4,336,574
		7,646,633
TOTAL COMMON STOCKS (Cost $151,452,474)		161,979,901

REAL ESTATE INVESTMENT TRUSTS — 2.4%
Financial — 2.4%
Realty Income Corp.	75,022	4,016,678
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $4,190,652)		4,016,678

The accompanying notes are an integral part of the financial statements.

Core Alternative ETF

Schedule of Investments

April 30, 2024 (Continued)

	Notional Amount	Contracts(c)	Value
PURCHASED OPTIONS — 2.1%
Put Options — 2.1%
CBOE S&P 500 Index
Expiration: 05/02/2024; Exercise Price: $5,070	$176,249,150	350	$1,956,500
Expiration: 05/07/2024; Exercise Price: $5,050	113,303,025	225	1,122,750
Expiration: 05/09/2024; Exercise Price: $5,025	88,124,575	175	546,000
Total Put Options			3,625,250
TOTAL PURCHASED OPTIONS (Cost $1,763,974)			3,625,250

TOTAL INVESTMENTS — 99.3% (Cost $157,407,100)			169,621,829
Other Assets in Excess of Liabilities — 0.7%			1,217,622
TOTAL NET ASSETS — 100.0%			$170,839,451

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

CBOE - Chicago Board Options Exchange

NV - Naamloze Vennootschap

PLC - Public Limited Company

(a)	Non-income producing security.

(b)	Foreign issued security.

(c)	Each contract has a multiplier of 100.

The accompanying notes are an integral part of the financial statements.

Core Alternative ETF

Statement of Assets and Liabilities

April 30, 2024

Assets
Investments, at value (cost $157,407,100)	$169,621,829
Cash	3,857,449
Receivable for investment securities sold	924,015
Dividends and interest receivable	146,682
Total assets	174,549,975

Liabilities
Payable to Adviser	146,359
Due to Broker	2,143,624
Payable for investment securities purchased	1,400,488
Interest payable	20,053
Total liabilities	3,710,524
Net Assets	$170,839,451

Net Assets Consists of:
Paid-in capital	$318,004,438
Total distributable earnings (accumulated losses)	(147,164,987)
Net Assets	$170,839,451

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	6,500,002
Net Asset Value, redemption price and offering price per share	$26.28

The accompanying notes are an integral part of the financial statements.

Core Alternative ETF

Statement of Operations

For the Year Ended April 30, 2024

Investment Income
Dividend income (net of issuance fees and withholding tax dividends of $7,495)	$7,279,582
Interest income	271,172
Total investment income	7,550,754

Expenses
Investment advisory fees	3,419,621
Interest expense	430,881
Total expenses	3,850,502
Net investment income	3,700,252

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	42,882,887
Purchased options	(67,627,932)
Net realized loss	(24,745,045)
Net change in unrealized appreciation/depreciation on:
Investments	(20,621,433)
Purchased options	6,650,051
Net change in unrealized appreciation/depreciation	(13,971,382)
Net realized and unrealized loss on investments	(38,716,427)
Net decrease in net assets from operations	$(35,016,175)

The accompanying notes are an integral part of the financial statements.

Core Alternative ETF

Statements of Changes in Net Assets

	Year Ended April 30, 2024	Year Ended April 30, 2023
From Operations
Net investment income	$3,700,252	$5,073,155
Net realized gain (loss) on investments, purchased options and written options	(24,745,045)	30,392
Net change in unrealized appreciation/depreciation on investments and purchased options	(13,971,382)	(21,731,501)
Net decrease in net assets resulting from operations	(35,016,175)	(16,627,954)

From Distributions
Distributable earnings	(3,695,963)	(5,073,155)
Return of capital	—	(26,005)
Total distributions	(3,695,963)	(5,099,160)

From Capital Shares Transactions
Proceeds from shares sold	34,417,047	413,907,728
Cost of shares redeemed	(319,209,372)	(201,013,721)
Net increase (decrease) in net assets resulting from capital share transactions	(284,792,325)	212,894,007

Total Increase (Decrease) in Net Assets	(323,504,463)	191,166,893

Net Assets
Beginning of year	494,343,914	303,177,021
End of year	$170,839,451	$494,343,914

Changes in Shares Outstanding
Shares outstanding, beginning of year	16,830,002	9,950,002
Shares sold	1,270,000	13,425,000
Shares redeemed	(11,600,000)	(6,545,000)
Shares outstanding, end of year	6,500,002	16,830,002

The accompanying notes are an integral part of the financial statements.

Core Alternative ETF

Financial Highlights

For a Share Outstanding Throughout Each Year

	Year Ended April 30, 2024	Year Ended April 30, 2023		Year Ended April 30, 2022		Year Ended April 30, 2021		Year Ended April 30, 2020
Net Asset Value, Beginning of Year	$29.37	$30.47		$29.44		$28.77		$26.98

Income (Loss) from investment operations:
Net investment income(1)	0.32	0.33		0.31		0.41		0.39
Net realized and unrealized gain (loss) on investments	(3.08)	(1.10)		1.07		0.65		1.74
Total from investment operations	(2.76)	(0.77)		1.38		1.06		2.13

Less distributions paid:
From net investment income	(0.33)	(0.33)		(0.35)		(0.39)		(0.34)
From return of capital	—	(0.00	)(2)	(0.00	)(2)	—		—
Total distributions paid	(0.33)	(0.33)		(0.35)		(0.39)		(0.34)

Net Asset Value, End of Year	$26.28	$29.37		$30.47		$29.44		$28.77

Total return, at NAV(3)	-9.42%	-2.55%		4.63%		3.83	%(7)	7.98	%(7)
Total return, at Market(4)	-9.74%	-3.28%		5.31%		4.54%		7.64%

Supplemental Data and Ratios:
Net assets, end of year (000’s)	$170,839	$494,344		$303,177		$169,276		$135,219

Ratio of expenses to average net assets(5)	1.18%	1.07%		1.07%		1.07%		1.09%
Ratio of net investment income to average net assets(5)	1.14%	1.08%		1.02%		1.44%		1.42%
Portfolio turnover rate(6)	10%	19%		7%		8%		10%

(1)	Per share net investment income was calculated using average shares outstanding.

(2)	Amount is less than $0.005.

(3)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions at net asset value on ex-date during the period, if any, and redemption on the last day of the period at net asset value. This percentage is not an indication of the performance of a shareholder’s investment in the Fund based on market value due to the differences between the market price of the shares and the net asset value per share of the Fund.

(4)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the year, reinvestment of all dividends and distributions at market value on pay date during the year, if any, and redemption on the last day of the year at market value. Market value is determined by the composite closing price. Composite closing security price is defined as the last reported sale price on the NYSE Arca Stock Exchange. The composite closing price is the last reported sale, regardless of volume, and not an average price, and may have occurred on a date prior to the close of the reporting year. Market value may be greater or less than net asset value, depending on the Fund’s closing price on the NYSE Arca Stock Exchange.

(5)	Includes interest expense of 0.13%, 0.00%, 0.02%, 0.02% and 0.04% for the years ended April 30, 2024, April 30, 2023, April 30, 2022, April 30, 2021 and April 30, 2020, respectively.

(6)	Excludes in-kind transactions associated with creations and redemptions of the Fund.

(7)

The returns reflect the actual performance for each year and do not include the impact of trades executed on the last business day of the year that were recorded on the first business day of the next year.

The accompanying notes are an integral part of the financial statements.

Core Alternative ETF

Notes to Financial Statements

April 30, 2024

1.	ORGANIZATION

Core Alternative ETF (the “Fund”) is a diversified series of Listed Funds Trust (the “Trust”), formerly Active Weighting Funds ETF Trust. The Trust was organized as a Delaware statutory trust on August 26, 2016, under a Declaration of Trust amended on December 21, 2018 and is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve capital appreciation and capital preservation with a low correlation to the broader U.S. equity market. The Fund uses a combination of several strategies to produce capital appreciation while reducing risk exposure across market conditions.

The Fund is the successor in interest to Cambria Core Equity ETF, a series of Cambria ETF Trust, (the “Predecessor Fund”) pursuant to a tax-free reorganization that took place before the start of business on December 18, 2019. The Fund is the accounting and performance information successor of the Predecessor Fund.

Costs incurred by the Fund in connection with the reorganization were paid by Core Alternative Capital, LLC (“Core Alternative” or the “Adviser”), the Fund’s Investment Adviser.

2.	SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The Fund prepares its financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and follows the significant accounting policies described below.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Share Transactions

The net asset value (“NAV”) per share of the Fund is equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading.

Fair Value Measurement

In calculating the NAV, the Fund’s exchange-traded equity securities will be valued at fair value, which will generally be determined using the last reported official closing or last trading price on the exchange or market on which the security is primarily traded at the time of valuation. Such valuations are typically categorized as Level 1 in the fair value hierarchy described below.

Securities listed on the NASDAQ Stock Market, Inc. are generally valued at the NASDAQ official closing price.

The valuation of the Fund’s investments is performed in accordance with the principles found in Rule 2a-5 of the 1940 Act. The Board of Trustees of the Trust (the “Board”) has designated a fair valuation committee at the Adviser as the valuation designee of the Fund. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value the Fund’s investments whose market prices are not “readily available” or are deemed to be unreliable. The circumstances in which a security may be fair valued include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as

Core Alternative ETF

Notes to Financial Statements

April 30, 2024 (Continued)

trading halts and early market closings. Due to the inherent uncertainty of valuations, fair values may differ significantly from the values that would have been used had an active market existed. Fair valuation could result in a different NAV than a NAV determined by using market quotations. Such valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy described below.

Money market funds are valued at NAV. If NAV is not readily available the securities will be valued at fair value.

An amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity, unless the Adviser determines in good faith that such method does not represent fair value.

FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”) defines fair value, establishes a framework for measuring fair value in accordance with U.S. GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurements. Under ASC 820, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the following hierarchy:

●	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●

Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Exchange-traded options are valued at the composite mean price, which calculates the mean of the highest bid price and lowest asked price across the exchange. On the last trading day prior to expiration, expiring options may be priced at intrinsic value. The premium a fund pays when purchasing a call or put option or receives when writing a call or put option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Core Alternative ETF

Notes to Financial Statements

April 30, 2024 (Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund’s investments at April 30, 2024, are as follows:

	Level 1	Level 2	Level 3	Total
Investments - Assets:
Common Stocks*	$161,979,901	$—	$—	$161,979,901
Real Estate Investment Trusts	4,016,678	—	—	4,016,678
Purchased Options	—	3,625,250	—	3,625,250
Total Investments - Assets	$165,996,579	$3,625,250	$—	$169,621,829

*	See the Schedule of Investments for industry classifications.

Security Transactions

Investment transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses from the sale or disposition of securities are calculated based on the specific identification basis.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Withholding taxes on foreign dividends has been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Dividends received on investments that represent a return of capital are classified as a reduction of cost of investments.

Distributions received from the Fund’s investments in real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Fund must use estimates in reporting the character of its income and distributions received during the current calendar year for financial statement purposes. The actual character of distributions to the Fund’s shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Fund’s shareholders may represent a return of capital.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund is treated as a separate entity for Federal income tax purposes. The Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). To qualify and remain eligible for the special tax treatment accorded to RICs, the Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least 90% of the sum of (i) its investment company taxable income (which includes dividends, interest and net short-term capital gains) and (ii) certain net tax-exempt income, if any. If so qualified, the Fund will not be subject to Federal income tax.

Distributions to shareholders are recorded on the ex-dividend date. The Fund generally pays out dividends from net investment income, if any, quarterly, and distributes its net capital gains, if any, to shareholders at least annually. The Fund may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Interest and penalties related to income taxes would be recorded as income tax expense. The Fund’s Federal income tax returns are subject to examination by the Internal Revenue Service (the “IRS”) for a period of three fiscal years after they are filed. State and

Core Alternative ETF

Notes to Financial Statements

April 30, 2024 (Continued)

local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. As of April 30, 2024, the Fund’s fiscal year end, the Fund had no material uncertain tax positions and did not have a liability for any unrecognized tax benefits. As of April 30, 2024, the Fund’s fiscal year end, the Fund had no examination in progress and management is not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Fund recognized no interest or penalties related to uncertain tax benefits in the 2024 fiscal year. At April 30, 2024, the Fund’s most recent fiscal year end, the tax periods for the prior three years are open to examination in the Fund’s major tax jurisdiction.

Indemnification

In the normal course of business, the Fund expects to enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these anticipated arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Adviser expects the risk of loss to be remote.

Derivatives

The Fund may purchase and write put and call options on indices and enter into related closing transactions. All options written on indices or securities must be covered, the Fund will segregate cash and/or other liquid assets in an amount equal to the Fund’s obligations. Put and call options on indices give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Cash deposits held by the counterparty associated with the Fund’s purchased and written options are presented as deposits at broker on the Statement of Assets and Liabilities. In cases where additional cash is required to be sent to the broker for option transactions, this is presented as due to broker on the Statement of Assets and Liabilities. The Fund’s deposits are monitored by the Investment Adviser and counterparty.

The Fund invests in derivatives in order to protect against a possible decline in the market value of the securities in its portfolio, to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future and as a means of increasing the yield on its assets. The Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund. When the Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities. The Fund maintains minimal counterparty risk through contracts bought or sold on an exchange. As of April 30, 2024, the Fund’s derivative instruments are not subject to a master netting arrangement.

The average monthly value outstanding of purchased and written options during the year ended April 30, 2024, were as follows:

Purchased Options	$3,464,215
Written Options	—

Core Alternative ETF

Notes to Financial Statements

April 30, 2024 (Continued)

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Assets and Liabilities as of April 30, 2024:

Equity Risk Contracts	Asset Derivatives, Investments, at value	Liability Derivatives, Written options, at value
Purchased Options	$3,625,250	$—
Written Options	—	—
	$3,625,250	$—

The following is a summary of the effect of derivative instruments on the Fund’s Statement of Operations for the year ended April 30, 2024:

	Net Realized Gain (Loss)		Change in Unrealized Appreciation/Depreciation
	Purchased Options	Written Options	Purchased Options	Written Options
Equity Risk Contracts	$(67,627,932)	$—	$6,650,051	$—

3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement

The Trust has entered into an Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser. Under the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Fund subject to the supervision of the Board, including the Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.

Pursuant to the Advisory Agreement between the Trust, on behalf of the Fund, and Core Alternative, the Fund pays a unified management fee to the Adviser, which is calculated daily and paid monthly, at an annual rate of 1.05% of the Fund’s average daily net assets. Core Alternative has agreed to pay all expenses of the Fund except the fee paid to Core Alternative under the Advisory Agreement, interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses (if any).

Distribution Agreement and 12b-1 Plan

Quasar Distributors, LLC (“Quasar” or, the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, serves as the Fund’s distributor pursuant to a Distribution Services Agreement. The Distributor receives compensation for the statutory underwriting services it provides to the Fund. The Distributor enters into agreements with certain broker-dealers and others that will allow those parties to be “Authorized Participants” and to subscribe for and redeem shares of the Fund. The Distributor will not distribute shares in less than whole Creation Units and does not maintain a secondary market in shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Fund is authorized to pay an amount up to 0.25% of the Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Fund’s assets. The Adviser and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Fund.

Core Alternative ETF

Notes to Financial Statements

April 30, 2024 (Continued)

Administrator, Custodian and Transfer Agent

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”) serves as administrator, transfer agent and fund accountant of the Fund pursuant to a Fund Servicing Agreement. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s custodian pursuant to a Custody Agreement. Under the terms of these agreements, the Adviser pays the Fund’s administrative, custody and transfer agency fees.

A Trustee and all officers of the Trust are affiliated with the Administrator and the Custodian.

4.	CREATION AND REDEMPTION TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). The Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called “Creation Units.” Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day. Market prices for the shares may be different from their NAV. The NAV is determined as of the close of trading (generally, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. The NAV of the shares of the Fund will be equal to the Fund’s total assets minus the Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to four decimal places.

Creation Unit Transaction Fee

Authorized Participants may be required to pay to the Custodian a fixed transaction fee (the “Creation Transaction Fee”) in connection with the issuance or redemption of Creation Units. The standard Creation Transaction Fee will be the same regardless of the number of Creation Units purchased by an investor on the applicable business day. The Creation Transaction Fee charged by the Fund for each creation order is $500.

An additional variable fee of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for (1) creations effected outside the Clearing Process and (2) creations made in an all-cash amount (to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders. Variable fees, if any, received by the Fund are displayed in the Capital Share Transactions section on the Statements of Changes in Net Assets.

Only “Authorized Participants” may purchase or redeem shares directly from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.

A Creation Unit will generally not be issued until the transfer of good title of the deposit securities to the Fund and the payment of any cash amounts have been completed. To the extent contemplated by the applicable participant agreement, Creation Units of the Fund will be issued to such authorized participant notwithstanding the fact that the Fund’s deposits have not been received in part or in whole, in reliance on the undertaking of the authorized participant to deliver the missing deposit securities as soon as possible. If the Fund or its agents do not receive all of the deposit securities, or the required cash amounts, by such time, then the order may be deemed rejected and the authorized participant shall be liable to the Fund for losses, if any.

Core Alternative ETF

Notes to Financial Statements

April 30, 2024 (Continued)

5.	FEDERAL INCOME TAX

The tax character of distributions paid was as follows:

	Ordinary Income(1)	Return of Capital
Year ended April 30, 2024	$3,695,963	$—
Year ended April 30, 2023	5,073,155	26,005

(1)	Ordinary Income includes short-term capital gains.

At April 30, 2024, the Fund’s fiscal year end, the components of distributable earnings (accumulated losses) and cost of investments on a tax basis, including the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting year, were as follows:

Federal Tax Cost of Investments	$160,790,852
Gross Tax Unrealized Appreciation	$18,821,054
Gross Tax Unrealized Depreciation	(9,990,077)
Net Tax Unrealized Appreciation (Depreciation)	8,830,977
Undistributed Ordinary Income	4,289
Other Accumulated Gain (Loss)	(156,000,253)
Distributable Earnings/(Accumulated Losses)	$(147,164,987)

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and mark-to-market of Section 1256 contracts.

Under current tax law, net capital losses realized after October 31 and net ordinary losses incurred after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Fund’s carryforward losses and post-October losses are determined only at the end of each fiscal year. The Fund did not defer any post-October losses or late year losses for the fiscal year ended April 30, 2024. At April 30, 2024, the Fund’s fiscal year end, the Fund had short-term capital losses of $61,831,577 and long-term capital losses of $94,168,676 remaining which will be carried forward indefinitely to offset future realized capital gains.

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. The permanent differences primarily relate to redemptions in-kind. For the year ended April 30, 2024, the following reclassifications were made for permanent tax differences on the Statement of Assets and Liabilities:

	Total Distributable Earnings/ (Accumulated Losses)	Paid-in Capital
Core Alternative ETF	$(34,145,250)	$34,145,250

Core Alternative ETF

Notes to Financial Statements

April 30, 2024 (Continued)

6.	INVESTMENT TRANSACTIONS

During the year ended April 30, 2024, the Fund realized net capital gains and losses resulting from in-kind redemptions, in which shareholders exchanged Fund shares for securities held by the Fund rather than for cash. Because such gains are not taxable to the Fund, and are not distributed to shareholders, they have been reclassified from distributable earnings (accumulated losses) to paid in-capital. The amount of realized gains and losses from in-kind redemptions included in realized gain/(loss) on investments in the Statement of Operations is as follows:

	Realized Gains	Realized Losses
Core Alternative ETF	$45,364,323	$(7,790,063)

Purchases and sales of investments (excluding short-term investments), creations in-kind and redemptions in-kind for the year ended April 30, 2024, were as follows:

	Purchases	Sales	Creations In-Kind	Redemptions In-Kind
Core Alternative ETF	$31,839,943	$102,055,200	$33,200,415	$308,061,619

7.	PRINCIPAL RISKS

As with all ETFs, shareholders of the Fund are subject to the risk that their investment could lose money. The Fund is subject to the principal risks, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective.

A complete description of principal risks is included in the prospectus under the heading “Principal Investment Risks’’.

8.	other regulatory matters

In October 2022, the Securities and Exchange Commission (the “SEC”) adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

9. SUBSEQUENT EVENTS

On June 18, 2024, the Fund declared a distribution to shareholders of record on June 20, 2024 as follows:

Ordinary Income Rate	Ordinary Income Distribution Paid
$ 0.057	$345,990

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that other than as disclosed above there are no subsequent events that would need to be recorded or disclosed in the Fund’s financial statements.

Core Alternative ETF

Report of Independent Registered Public Accounting Firm

To the Shareholders of Core Alternative ETF
and Board of Trustees of Listed Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Core Alternative ETF (the “Fund”), a series of Listed Funds Trust, as of April 30, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2018.

COHEN & COMPANY, LTD.
Philadelphia, Pennsylvania
June 28, 2024

Core Alternative ETF

Board of Trustees and Officers

April 30, 2024 (Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and Officers, and is available, without charge upon request by calling 1-800-617-0004, or by visiting the Fund’s website at www.corealtfunds.com.

Name, Address and Year of Birth	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
John L. Jacobs 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1959	Trustee and Audit Committee Chair	Indefinite term; since 2017	Chairman of VettaFi, LLC (since June 2018); Founder and CEO of Q3 Advisors, LLC (financial consulting firm) (since 2015); Executive Director of Center for Financial Markets and Policy (2016–2022); Distinguished Policy Fellow and Executive Director, Center for Financial Markets and Policy, Georgetown University (2015–2022); Senior Advisor, Nasdaq OMX Group (2015–2016); Executive Vice President, Nasdaq OMX Group (2013–2015)	51

Independent Trustee, SHP ETF Trust (since 2021) (2 portfolios); Director, tZERO Group, Inc. (since 2020); Independent Trustee, Procure ETF Trust II (since 2018) (1 portfolio); Independent Trustee, Horizons ETF Trust I (2015-2019)

Koji Felton 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1961	Trustee	Indefinite term; since 2019	Retired; formerly Counsel, Kohlberg Kravis Roberts & Co. L.P. (investment firm) (2013–2015); Counsel, Dechert LLP (law firm) (2011–2013)	51	Independent Trustee, Series Portfolios Trust (since 2015) (10 portfolios)
Pamela H. Conroy 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1961	Trustee and Nominating and Governance Committee Chair	Indefinite term; since 2019	Retired; formerly Executive Vice President, Chief Operating Officer & Chief Compliance Officer, Institutional Capital Corporation (investment firm) (1994–2008)	51	Independent Trustee, Frontier Funds, Inc. (since 2020) (6 portfolios)
Interested Trustee*
Paul R. Fearday, CPA 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1979	Trustee and Chairman	Indefinite term; since 2019	Senior Vice President, U.S. Bank, N.A. (since 2022); Senior Vice President, U.S. Bancorp Fund Services, LLC (2008–2022)	51	None

*

This Trustee is considered an “Interested Trustee” as defined in the 1940 Act because of his affiliation with U.S. Bancorp Fund Services, d/b/a U.S. Bank Global Fund Services and U.S. Bank N.A., which provide fund accounting, administration, transfer agency and custodian services to the Funds.

Core Alternative ETF

Trustees and Officers of the Trust

April 30, 2024 (Unaudited) (Continued)

The officers of the Trust conduct and supervise the Trust’s and the Funds’ daily business. Additional information about each officer of the Trust is as follows:

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers
Gregory C. Bakken 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1983	President and Principal Executive Officer	Indefinite term, February 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2006)
Travis G. Babich 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1980	Treasurer and Principal Financial Officer	Indefinite term, September 2019	Vice President, U.S. Bancorp Fund Services, LLC (since 2005)
Kacie G. Briody 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1992	Assistant Treasurer	Indefinite term, March 2019	Assistant Vice President, U.S. Bancorp Fund Services, LLC (since 2021); Officer, U.S. Bancorp Fund Services, LLC (2014 to 2021)
Rachel A. Spearo 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1979	Secretary	Indefinite term, November 2023 (Resigned, effective June 2024)	Vice President (since 2021), U.S. Bancorp Fund Services, LLC; Vice President (2004 to 2019), U.S. Bancorp Fund Services, LLC
Chad Fickett 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1973	Secretary	Indefinite term, June 2024	Vice President, U.S. Bancorp Fund Services, LLC (since 2024); Assistant General Counsel, The Northwestern Mutual Life Insurance Company (2007 to 2024)
Christi C. Powitzky 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1974	Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite term, July 2022

Senior Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Principal Consultant, ACA Group (2021 to 2022); Lead Manager, Communications Compliance, T. Rowe Price Investment Services, Inc. (2018 to 2021); Compliance & Legal Manager, CR Group LP (2017 to 2018)

Jay S. Fitton 615 East Michigan St. Milwaukee, WI 53202 Year of birth: 1970	Assistant Secretary	Indefinite term, May 2023

Vice President, U.S. Bancorp Fund Services, LLC (since 2022); Assistant Vice President, U.S. Bancorp Fund Services, LLC (2019 to 2022); Partner, Practus, LLP (2018 to 2019); Counsel, Drinker Biddle & Reath LLP (2016 to 2018)

Core Alternative ETF

Supplemental Information

April 30, 2024 (Unaudited)

Investors should consider the investment objective and policies, risk considerations, charges and ongoing expenses of an investment carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. Please read the prospectus carefully before investing. A copy of the prospectus for the Fund may be obtained without charge by writing to the Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling 1-800-617-0004, or by visiting the Fund’s website at www.corealtfunds.com.

QUARTERLY PORTFOLIO HOLDING INFORMATION

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the Securities and Exchange Commission (“SEC”) on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at 1-800-617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov.

PROXY VOTING INFORMATION

The Fund is required to file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, no later than August 31 of each year. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, by calling toll-free 1-800-617-0004, and on the SEC’s website at www.sec.gov.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available without charge, on the Fund’s website at www.corealtfunds.com

Tax Information

The Fund designated 100.00% of its ordinary income distribution for the year ended April 30, 2024, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended April 30, 2024, 100.00% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Core Alternative ETF

Review of Liquidity Risk Management Program

April 30, 2024 (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series. At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2023. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

Core Alternative ETF

Privacy Policy

April 30, 2024 (Unaudited)

We are committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;

●	Information you give us orally; and/or

●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Investment Adviser:

Core Alternative Capital, LLC
3930 East Jones Bridge Road, Suite 380
Peachtree Corners, GA 30092

Legal Counsel:

Morgan, Lewis & Bockius LLP
1111 Pennsylvania Avenue, N.W.
Washington, D.C. 20004

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.
1835 Market Street, Suite 310
Philadelphia, PA 19103

Distributor:

Quasar Distributors, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Administrator, Fund Accountant & Transfer Agent:

U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
615 E. Michigan St.
Milwaukee, WI 53202

Custodian:

U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

This information must be preceded or accompanied by a current prospectus for the Fund.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The Registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. John Jacobs is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 04/30/2024	FYE 04/30/2023
Audit Fees	$14,750	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$3,250	$3,000
All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 04/30/2024	FYE 04/30/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 04/30/2024	FYE 04/30/2023
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The entire Board of Trustees is acting as the registrant’s audit committee.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Listed Funds Trust

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	7/8/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gregory C. Bakken
Gregory C. Bakken, President/Principal Executive Officer

Date	7/8/2024

By (Signature and Title)*	/s/ Travis G. Babich
Travis G. Babich, Treasurer/Principal Financial Officer

Date	7/8/2024

*	Print the name and title of each signing officer under his or her signature.